Offerings - Offering: 1	May 05, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 147,358,897.6
Fee Rate	0.0087%
Amount of Registration Fee	$ 12,820.22
Offering Note

(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 8,353,679 Class S Units of North Haven Private Income Fund LLC at a price equal to $17.64 per unit, which represents the Company’s net asset value as of September 30, 2026.

(2) Calculated at $87.00 per $1,000,000 of the transaction value.